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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

Precision Optics Corporation, Inc.
(Name of Registrant as Specified In Its Charter)
Not applicable.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRECISION OPTICS CORPORATION, INC.
22 East Broadway
Gardner, Massachusetts 01440

To the Stockholders:

The Board of Directors and officers of Precision Optics Corporation, Inc. invite you to attend the 2008 Annual Meeting of Stockholders to be held Tuesday, November 25, 2008, at 10:00 a.m. at The Colonial Hotel, 625 Betty Spring Road, Gardner, Massachusetts 01440.

A copy of the Proxy Statement and a copy of the Company's 2008 Annual Report to Stockholders are enclosed.

If you cannot be present at the meeting, please mark, date, and sign the enclosed proxy card and return it as soon as possible in the enclosed envelope.

Very truly yours,

/s/ Richard E. Forkey
Richard E. Forkey President

PRECISION OPTICS CORPORATION, INC.
22 East Broadway
Gardner, Massachusetts 01440

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

November 25, 2008

Notice is hereby given that the 2008 Annual Meeting of Stockholders of Precision Optics Corporation, Inc. (the "Company") will be held on Tuesday, November 25, 2008, at 10:00 a.m. at The Colonial Hotel, 625 Betty Spring Road, Gardner, Massachusetts 01440, for the following purposes:

1.
To consider and approve an amendment to the Company's Articles of Organization, as amended, to be filed at the discretion of the Board of Directors, to effect a reverse stock split of the Company's common stock in the range of 1:2 to 1:30.

2.
To elect two Class III directors to hold office for a three-year term and until their respective successors shall have been duly elected and qualified.

3.
To transact any and all other business that may properly come before the meeting or any adjournment thereof.

All stockholders of record at the close of business on Wednesday, October 1, 2008, are entitled to notice of and to vote at the meeting or any and all adjournments thereof. Information concerning the matters to be acted upon at the meeting is set forth in the accompanying proxy statement. All stockholders are cordially invited to attend the meeting in person.

By Order of the Board of Directors

/s/ Jack P. Dreimiller

Jack P. Dreimiller
 Clerk

October 31, 2008

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY. A RETURN ENVELOPE THAT REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

PRECISION OPTICS CORPORATION, INC.

Annual Meeting of Stockholders
November 25, 2008

PROXY STATEMENT

 INFORMATION CONCERNING SOLICITATION AND VOTING

General

This proxy statement and form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Precision Optics Corporation, Inc., a Massachusetts corporation (the "Company"), for use at the 2008 Annual Meeting of Stockholders of the Company to be held on November 25, 2008, at 10:00 a.m. at The Colonial Hotel, 625 Betty Spring Road, Gardner, Massachusetts 01440, and any and all adjournments thereof, for the purposes set forth herein and in the accompanying Notice of 2008 Annual Meeting of Stockholders. The Company was incorporated in 1982, and its principal executive offices are at 22 East Broadway, Gardner, Massachusetts 01440 (telephone 978-630-1800). This proxy statement and form of proxy are first being distributed to stockholders on or about October 31, 2008.

Stockholders Entitled to Vote

As of October 1, 2008, the Company had outstanding 25,458,212 shares of common stock, $0.01 par value per share (the "Common Stock"). Each share of Common Stock entitles the holder of record thereof at the close of business on October 1, 2008 to one vote, in person or by proxy, on the matters to be voted upon at the meeting.

Voting Procedures

Consistent with Massachusetts law and the Company's by-laws, the holders of a majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the annual meeting will be counted by persons appointed by the Company to act as election inspectors for the meeting.

If the enclosed form of proxy is properly signed and returned and not revoked, the shares represented thereby will be voted at the annual meeting. If the stockholder specifies in the proxy how the shares are to be voted, they will be voted as specified. If the stockholder does not specify how the shares are to be voted, such shares will be voted in favor of Proposal 1 below and for the election of the nominees for director as set forth in Proposal 2.

Any stockholder has the right to revoke his or her proxy at any time before it is voted by: (1) attending the meeting and voting in person, (2) by filing with the Clerk of the Company a written instrument revoking the proxy or (3) delivering to the Clerk another newly executed proxy bearing a later date.

Required Vote

The approval to grant the Board of Directors the authority to file an amendment to the Articles of Organization to effect a reverse stock split as described in Proposal 1 requires the affirmative vote of a majority of all shares outstanding.

The election of the Class III directors described in Proposal 2 requires a plurality of votes cast.

Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum, but will not be counted as votes properly cast for purposes of determining the outcome of voting on any matter. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for the particular item and has not received instructions from the beneficial owner.

Voting on Other Matters

At the date hereof, the Company has no knowledge of any business other than that described in the notice for the annual meeting which will be presented for consideration at the annual meeting. If any other business should come before such meeting, the persons appointed by the enclosed form of proxy may, in their discretion, vote all such proxies in accordance with their own judgment. The persons appointed by the enclosed form of proxy also may, in their discretion, vote all proxies with respect to matters incident to the conduct of the meeting.

Costs of Proxy Solicitation

The Company will bear all the costs of the solicitation of proxies. The Board of Directors (the "Board") may arrange with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for the reasonable out-of-pocket expenses incurred in so doing. In addition to the solicitation of proxies by use of the mail, the Company may use the services of some of its directors, officers, and regular employees (who will receive no compensation therefrom in addition to their regular salaries) to solicit proxies personally or by mail or telephone.

 PROPOSAL 1: REVERSE STOCK SPLIT

TO CONSIDER AND APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF ORGANIZATION, AS AMENDED, TO BE FILED AT THE DISCRETION OF THE BOARD OF DIRECTORS, TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK IN THE RANGE OF 1:2 TO 1:30.

SUMMARY

In October 2008, the Board approved and recommended that the stockholders approve, a proposed amendment (the "Reverse Stock Split Amendment") to the Company's Articles of Organization, as amended, to be filed at the discretion of the Board to effect or, alternatively, to abandon a reverse split of the Company's Common Stock (the "Reverse Stock Split"). The form of the proposed Reverse Stock Split Amendment is attached hereto as Appendix A. The stockholders are being asked to approve a reverse stock split of the Company's outstanding Common Stock at a ratio in the range of 1:2 to 1:30, as determined in the sole discretion of the Board. If the proposed Reverse Stock Split is approved, the Board would have the discretion to elect, as it determines to be in the best interests of the Company and its stockholders, to effect the Reverse Stock Split at any time before the Company's 2009 annual meeting of stockholders. The Board may also elect not to implement the approved Reverse Stock Split. The Board believes that approval of a proposal granting this discretion to the Board provides the Board with appropriate flexibility to achieve the purposes of the Reverse Stock Split, if implemented, and to act in the best interests of the Company and its stockholders. The Reverse Stock Split would become effective on such date as the amendment to the Articles of Organization, as amended, is filed with the Massachusetts Secretary of State (the "Effective Date").

On the Effective Date, the Reverse Stock Split will cause the number of issued and outstanding shares of the Company's Common Stock to automatically be reduced in accordance with the selected exchange ratio for the Reverse Stock Split. Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split, but instead, the Company will round up each fractional share to the next whole post-split share. Except for adjustments that may result from the treatment of fractional shares, each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split. The Reverse Stock Split Amendment will not alter the par value of the Common Stock or the number of shares of Common Stock authorized for issuance. The number of authorized shares of the Common Stock would remain unchanged.

REASONS FOR THIS PROPOSAL

On June 25, 2008, the Company entered into a Purchase Agreement with institutional and other accredited investors pursuant to which it sold an aggregate of $600,000 of 10% Senior Secured Convertible Notes, that are convertible into an aggregate of 12,000,000 shares of the Company's Common Stock at a conversion price of $0.05 per share, and warrants to purchase an aggregate of 7,920,000 shares of Common Stock at an exercise price of $0.07 per share. Interest accrues on the Notes at a rate of 10% per annum and is payable upon the earlier of conversion or maturity of the Notes. The Notes mature on June 25, 2010, and the warrants expire on June 25, 2015. The Notes and warrants are not convertible or exercisable until the Company implements a reverse stock split, which requires the approval of its stockholders and the effectiveness of an amendment to its Articles of Organization to effect the reverse stock split. The closing of the sale of the Notes and warrants occurred on June 25, 2008.

Pursuant to the Purchase Agreement, the Company agreed to take all action necessary to seek the approval of its stockholders to effect a reverse stock split in the ratio of 1:6, with the number of authorized shares of the Company's Common Stock to remain at 50,000,000. However, given recent stock market volatility and uncertainty in the economy, the Board believes it is necessary to preserve flexibility in the ratio of the reverse stock split so the Board may attempt to renegotiate the Purchase Agreement if the Board believes another range is in the best interests of the Company and its stockholders. There is no guarantee that the Purchase Agreement will be amended, however the Company believes the investors that are parties to the Purchase Agreement will be amenable to a revision of the 1:6 ratio currently in place if it would benefit the Company and its stockholders. The Board believes that stockholder approval of a range of potential exchange ratios, rather than a single exchange ratio, provides the Board greater flexibility to achieve the desired results of the Reverse Stock Split and that a range of ratios from 1:2 to 1:30 for a Reverse Stock Split is in the best interests of the Company and its stockholders.

POTENTIAL EFFECTS OF THIS PROPOSAL

If the Board implements the Reverse Stock Split, the immediate effect would be to reduce the number of shares of the Company's outstanding Common Stock and to increase the trading price of such Common Stock. However, the effect of a Reverse Stock Split upon the market price of the Common Stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances sometimes improves stock performance, but in many cases does not. There can be no assurance that the trading price of the Company's Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of Common Stock outstanding as a result of the Reverse Stock Split or remain at an increased level for any period. The Reverse Stock Split could eventually lead to a decrease in the trading price of the Common Stock. The trading price of the Common Stock may also change due to a variety of other factors, including operating results, other factors related to the Company's business and general market conditions.

The actual timing of the filing to effect the Reverse Split, if any, will be determined by the Board based upon its evaluation as to when such action is most advantageous to the Company and its stockholders and upon possible further negotiations with investors to the Purchase Agreement. Further, even if this proposal is approved by the Company's stockholders, the Board may elect not to file the Reverse Stock Split Amendment at all if it believes it is in the best interests of the Company and its stockholders not to do so. However, the Company believes this outcome is unlikely due to its obligation to effect a Reverse Split pursuant to the Purchase Agreement.

After the Effective Date of the Reverse Stock Split, the number of shares of Common Stock held by each stockholder will be reduced by multiplying the number of shares held immediately before the Reverse Stock Split by the selected exchange ratio, and then rounding up to the nearest whole share. Therefore, each stockholder will own a reduced number of shares of Common Stock but will hold the same percentage of the outstanding shares, subject to adjustments for fractional interests resulting from the Reverse Stock Split, as the stockholder held prior to the Effective Date. The number of shares of Common Stock that may be purchased upon the exercise of outstanding options, warrants, and other securities convertible into, or exercisable or exchangeable for, shares of Common Stock, and the per share exercise or conversion prices thereof, will be adjusted appropriately for the Reverse Stock Split in accordance with their terms as of the Effective Date.

Each fractional share of Common Stock that results from the Reverse Stock Split will be rounded up to a whole share. Because no beneficial owners will be cashed out in the Reverse Stock Split, the Company does not believe that the Reverse Stock Split will lead to a reduction in the number of beneficial owners.

The Reverse Stock Split may also result in some stockholders owning "odd lots" of less than 100 shares of Common Stock received as a result of the Reverse Stock Split. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder's proportionate equity interest in the Company except with respect to adjustments for fractional interests. None of the rights currently accruing to holders of the Common Stock, options or warrants to purchase Common Stock will be affected by the Reverse Stock Split. Following the Reverse Stock Split, each share of the Common Stock resulting from the Reverse Stock Split will entitle the holder thereof to one vote per share and will otherwise be identical to the outstanding Common Stock immediately prior to the Effective Date.

EXCHANGE OF STOCK CERTIFICATES

The combination and reclassification of shares of Common Stock pursuant to the Reverse Stock Split will occur automatically on the Effective Date without any action on the part of stockholders of the Company and without regard to the date on which certificates evidencing shares of Common Stock prior to the Reverse Stock Split are physically surrendered for new certificates. As of the Effective Date, the number of shares of Common Stock held by each stockholder will be converted and reclassified into the number of shares that each stockholder will be entitled to receive as a result of the Reverse Stock Split proportional to the ratio selected by the Board.

As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of shares of Common Stock, to be used in forwarding such holder's stock certificates for surrender and exchange for certificates evidencing the number of shares of Common Stock such stockholder is entitled to receive as a consequence of the Reverse Stock Split. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of such transmittal form, each stockholder should surrender the certificates evidencing shares of Common Stock prior to the Reverse Stock Split in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates evidencing the whole number of shares of Common Stock that such stockholder holds as a result of the Reverse Stock Split. Stockholders will not be required to pay any transfer fee or other fee in connection with the exchange of certificates.

The Company estimates that its aggregate expenses relating to the Reverse Stock Split will not be material.

STOCKHOLDERS SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES FOR EXCHANGE UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM THE COMPANY

As of the Effective Date, each certificate representing shares of Common Stock outstanding prior to the Effective Date will be deemed canceled and, for all corporate purposes, will be deemed only to evidence the right to receive the number of shares of Common Stock into which the shares of Common Stock evidenced by such certificate have been converted as a result of the Reverse Stock Split.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion generally describes certain United States federal income tax consequences of the proposed Reverse Stock Split to stockholders of the Company. This discussion is limited to United States persons who hold their Common Stock as capital stock. The following does not address any foreign, state, local tax or alternative minimum income, or other federal tax consequences of the proposed Reverse Stock Split. The actual consequences for each stockholder will be governed by the specific facts and circumstances pertaining to such stockholder's acquisition and ownership of the Common Stock. Thus, the Company makes no representations concerning the tax consequences for any of its stockholders and recommends that each stockholder consult with such stockholder's own tax advisor concerning the tax consequences of the Reverse Stock Split, including federal, state and local, or other income tax.

The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the proposed Reverse Stock Split. However, the Company believes that, because the Reverse Stock Split is not part of a plan to periodically increase a stockholder's proportionate interest in the assets or earnings and profits of the Company, the proposed Reverse Stock Split will have the following income tax effects:

1.
A stockholder will not recognize taxable gain or loss as a result of the Reverse Stock Split.

2.
In the aggregate, a stockholder's basis in post-split Common Stock will equal such stockholder's basis in the shares of pre-split Common Stock exchanged therefor, and such stockholder's holding period for post-split Common Stock will include the holding period for pre-split Common Stock exchanged therefor.

3.
The proposed Reverse Stock Split will constitute a reorganization within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, and the Company will not recognize any gain or loss as a result of the Reverse Stock Split.

The Board of Directors recommends that the stockholders vote FOR the proposal to amend the Company's Articles of Organization, as amended, to be filed at the discretion of the Board of Directors, to effect a Reverse Stock Split of the Company's Common Stock in the range of 1:2 to 1:30. Proxies will be voted in favor thereof unless a stockholder has indicated otherwise in the proxy.

 PROPOSAL NUMBER 2: ELECTION OF DIRECTORS

TO CONSIDER AND APPROVE THE RE-ELECTION OF JOSEPH N. FORKEY AND RICHARD MILES TO THE COMPANY'S BOARD OF DIRECTORS.

The Company's Board of Directors is divided into three classes that are as nearly equal in number as possible, with staggered terms of office. Only one class is elected each year. Each director serves a three year term and until his or her successor has been duly elected and qualified. The Company's director in Class I, Richard E. Forkey, will hold office until the annual meeting of stockholders in 2009 and until his successor has been duly elected and qualified. The Company's Class II directors, Joel R. Pitlor and Donald A. Major, will hold office until the annual meeting of stockholders in 2010 and until their respective successors have been duly elected and qualified. The directors in Class III, Joseph N. Forkey and Richard Miles, will hold office until the annual meeting of stockholders in 2008 and are standing for re-election.

The names, ages, business experience for at least the last five years, and certain other information regarding the current directors, are as follows:

Name	Age	Director Since	Principal Occupation; Directorships of Other Public Companies
Richard E. Forkey(1)(2)	68	1982	President, Chief Executive Officer, Treasurer and a director of the Company since founding the Company in 1982; Clerk of the Company from May 1983 to June 1990.
Joseph N. Forkey(2)	40	2006

Executive Vice President and Chief Scientific Officer of the Company since April 2006; Chief Scientist of the Company from September 2003 to April 2006. Prior to joining the Company, Dr. Forkey spent seven years at the University of Pennsylvania Medical School as a postdoctoral fellow and research staff member.

Joel R. Pitlor(1)	70	1990

Since 1979, Mr. Pitlor has been President of Joel R. Pitlor, a management consulting firm that provides strategic business planning, which Mr. Pitlor founded. Mr. Pitlor has provided business planning consultation to the Company since 1983.

Donald A. Major(1)	47	2005

Since 2002, Mr. Major has served as Vice President and Treasurer of Anderson Entertainment, LLC (formerly Digital Excellence LLC). From October 2006 to May 2007, Mr. Major served as Vice President of Corporate Development of Advanced Duplication Services LLC. Since October 2007, Mr. Major's primary occupation has been as an independent consultant to a private equity firm where he is engaged in identifying, evaluating and implementing corporate investment opportunities.

Richard Miles	65	2005

Since 1972, Professor Miles has been a member of the faculty at Princeton University, and serves as the Director of the Applied Physics Group in Princeton University's Mechanical and Aerospace Engineering Department.

(1)
Directors whose terms do not expire this year.

(2)
Richard E. Forkey is the father of Joseph N. Forkey.

Director Independence

During the fiscal year ended June 30, 2008, the individuals named in the table above served as members of the Company's Board of Directors. Of those individuals, Messrs. Pitlor, Major and Miles are "independent" as defined in Rule 4200(a)(15) of the Nasdaq Marketplace Rules. The Company's Common Stock is traded on the Over-The-Counter Bulletin Board, referred to herein as the OTCBB. The OTCBB does not have a requirement that the Company have a majority of independent directors on its Board.

Board of Directors

During the fiscal year ended June 30, 2008, the Company's Board of Directors held sixteen meetings and acted by unanimous written consent on five occasions. Each director attended at least 75% of the meetings of the Board of Directors.

While the Company has no formal policy in place regarding board members' attendance at annual meetings of stockholders, the Company encourages their attendance at such annual meetings. There were three members of the Board of Directors in attendance at the Company's 2007 Annual Meeting of Stockholders.

Information as to ownership of the Company's securities by the nominee for director is included under the heading "Security Ownership of Certain Beneficial Owners and Management."

While the Board does not have a standing nominating committee, it does have a standing Audit Committee and a standing Compensation Committee.

Audit Committee

The Audit Committee of the Board of Directors is currently composed of Messrs. Major and Miles. The Audit Committee has adopted a charter which was included as Exhibit C to the Company's proxy statement for the 2006 Annual Meeting of Stockholders. The Audit Committee's primary function is to assist the Board of Directors in monitoring the integrity of the Company's financial statements, systems of internal control and the independence and performance of the independent registered public accounting firm. The Audit Committee's specifically enumerated powers and responsibilities include hiring and terminating the independent registered public accounting firm and pre-approving any engagements of the independent registered public accounting firm for audit and all permitted non-audit services. The Audit Committee held five meetings during the fiscal year ended June 30, 2008. Each of the Audit Committee members attended 100% of the meetings of the Audit Committee held during the fiscal year ended June 30, 2008.

The Board of Directors has made a determination that Donald A. Major, Chair of the Audit Committee, qualifies as an audit committee financial expert meeting the criteria set forth in Item 407(d)(5) of Regulation S-K. Mr. Major has an understanding of generally accepted accounting principles and financial statements and has the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves. He also has over seven years of experience, including five years in a supervisory capacity, auditing, analyzing and evaluating financial statements that had a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements. Additionally, Mr. Major served as the Chief Financial Officer to several public and private companies over a span of 18 years where he was responsible for preparing financial statements. He has an understanding of internal controls over financial reporting and an understanding of audit committee functions. Mr. Major earned his BA in Accounting in 1984 from Michigan State University.

Compensation Committee

The Board formed a compensation committee in April 2006. The Compensation Committee of the Board of Directors is currently composed of Messrs. Major and Miles, with Mr. Major serving as Chair of the committee. The Compensation Committee does not have a charter. The Compensation Committee's primary functions are to provide a general review of the Company's compensation and benefit arrangements and to review and establish compensation practices and policies for the officers of the Company. The Compensation Committee held one meeting during the fiscal year ended June 30, 2008.

Director Nomination Procedures

The Company believes that it is appropriate not to have a standing nominating committee because of the small size of the Board of Directors. The Board of Directors as a whole identifies and evaluates nominees for election to the Board of Directors. By having the Board of Directors as a whole consider and evaluate nominees, the Board of Directors weighs the input of all directors.

The process by which the Board of Directors considers nominees for membership on the Board of Directors is flexible and based, generally, on the directors' assessment of the needs of the Company and the extent to which existing directors meet those needs. Factors considered by the Board of Directors in evaluating the suitability of a potential nominee may include, but not be limited to: business and management experience, familiarity with the Company's industry and products, the ability to integrate with existing directors and management and the extent to which a potential nominee may satisfy applicable requirements such as independence or expertise requirements under the securities laws.

The Board of Directors will consider director nominees recommended by stockholders and will assess the qualities of the candidate and needs of the Company as described above. Such recommendations should include the name, age, address, telephone number, principal occupation, background and qualifications of the nominee and the name, address, telephone number of and number of shares of Common Stock beneficially owned by the stockholder making the recommendation and should be sent to the Clerk of the Company at 22 East Broadway, Gardner, Massachusetts 01440. Such recommendations should be submitted to the Clerk of the Company prior to June 15 of the respective year in order to give the Company adequate time to consider the recommendations.

All of the stockholders holding shares of the Company's Common Stock are entitled to cast one vote in person or by proxy for each share standing in their names and are entitled to elect two Class III directors at the 2008 Annual Meeting. If a nominee is not available as a candidate when the election occurs, the persons named in the proxy may, in their discretion, vote for the election of such other person as the Board of Directors may designate or reduce the number of directors correspondingly. The Company has no reason to believe the nominees will not be available for election.

The Board recommends that the stockholders vote FOR all nominees for election to the Board. Proxies will be voted in favor of all nominees unless a stockholder has indicated otherwise in the proxy.

 EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

The Company's executive officers and significant employees as of June 30, 2008 were as follows:

Name	Age	Offices
Executive Officers
Richard E. Forkey	68	President, Chief Executive Officer and Treasurer
Joseph N. Forkey	40	Executive Vice President and Chief Scientific Officer
Michael T. Pieniazek(1)	50	Vice President, Chief Financial Officer and Clerk

(1)
Resigned as of August 15, 2008.

Mr. Richard E. Forkey has been the President, Chief Executive Officer, Treasurer, and a director of the Company since he founded the Company in 1982. He was the Clerk of the Company from May 1983 to June 1990.

Dr. Joseph N. Forkey, son of Richard E. Forkey, has been Executive Vice President and Chief Scientific Officer of the Company since April 2006 and was Chief Scientist of the Company from September 2003 to April 2006. Since joining the Company, he has been involved in general technical and management activities of the Company, as well as investigations of opportunities that leverage the Company's newly developed technologies. Dr. Forkey holds B.A. degrees in Mathematics and Physics from Cornell University, and a Ph.D. in Mechanical and Aerospace Engineering from Princeton University. Prior to joining the Company, Dr. Forkey spent seven years at the University of Pennsylvania Medical School as a postdoctoral fellow and research staff member.

Mr. Pieniazek has served as Vice President, Chief Financial Officer and Clerk of the Company since September 2006 until his resignation effective as of August 15, 2008. From January 2006 to November 2006, Mr. Pieniazek was President and Chief Financial Officer of MIP Solutions, Inc. From September 2001 to December 2005, Mr. Pieniazek was President and Chief Financial Officer of Uromedical Diagnostic, Inc.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has an arrangement with Joel R. Pitlor, a company wholly-owned by Mr. Joel R. Pitlor, a director of the Company, under which Mr. Pitlor provides consulting services to the Company for a fee currently not to exceed $5,000 a month. These consulting services consist primarily of advice regarding marketing, strategic planning and other general business issues. Either party may terminate this arrangement at will. The Company paid or accrued to Joel R. Pitlor for consulting services aggregate fees of $60,000, or $5,000 per month, for each of the fiscal years 2008 and 2007.

The Company leases its facility in Gardner, Massachusetts from Equity Assets, Inc., a company wholly-owned by Mr. Richard E. Forkey, the Company's President, Chief Executive Officer, Treasurer and director. The Company is currently a tenant-at-will, paying rent of $9,000 per month, or an aggregate of $108,000 per year, for each of fiscal years 2008 and 2007.

In February 2007, the Company completed a private placement with institutional and other accredited investors pursuant to which it sold an aggregate of 10,000,000 shares of common stock, at a price of $0.25 per share and warrants to purchase an aggregate of 10,000,000 shares of common stock at an exercise price of $0.32 per share. One of the Company's directors, Mr. Joel R. Pitlor, participated in the private placement, which closed on February 1, 2007. Mr. Pitlor acquired 1,000,000 shares of common stock and a warrant to purchase 1,000,000 shares of common stock in exchange for $250,000. As a result of certain anti-dilution provisions being triggered on June 25, 2008, the number of common shares underlying Mr. Pitlor's warrant increased to 1,455,157 and the exercise price decreased from $0.32 per share to $0.22 per share.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's securities to file with the Securities Exchange Commission, or SEC, reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended June 30, 2008 and Forms 5 and amendments thereto furnished to the Company with respect to such fiscal year, no person required to file reports under Section 16(a) of the Securities Exchange Act of 1934 failed to file such reports on a timely basis during such fiscal year.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation

The following table sets forth all compensation for the last two completed fiscal years ended June 30, 2008 and 2007 awarded to, earned by, or paid to the Company's Principal Executive Officer, Vice President and Chief Scientific Officer and one of the Company's employees, referred to herein as the "Named Executive Officers." No other executive officer or employee earned over $100,000 in the last completed fiscal year.

Summary Compensation Table for the Fiscal Years Ended June 30, 2008 and 2007

Name and principal position (a)	Year June 30, (b)	Salary ($) (c)		Bonus ($) (d)	Stock awards ($) (e)	Option awards ($) (f)	Non-equity incentive plan compensation ($) (g)	Non-qualified deferred compensation earnings ($) (h)	All other compensation ($) (i)		Total ($) (j)

Richard E. Forkey President, Principal Executive Officer & Treasurer	2008 2007	$195,000 $195,000	(4)	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	$23,984 $27,224	(1)(2) (1)(2)	$218,984 $222.224
Joseph N. Forkey Executive Vice President and Chief Scientific Officer	2008 2007	$120,000 $120,000	(4)	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	$1,200 $2,400	(3) (3)	$121,200 $122,400
Richard G. Cyr Optical Shop Manager	2008 2007	$117,027 $117,430		-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	$1,236 $2,348	(3) (3)	$118,263 $119,778

(1)
Includes car expense of $2,100 for 2008 and $2,100 for 2007.
(2)
Includes premiums for a life insurance policy and a disability insurance policy of $18,579 for 2008 and $20,394 for 2007.
(3)
Represents the Company's matching contribution to the Profit Sharing & 401(k) Plan.
(4)
Based on new compensation arrangements approved by the Board of Directors on April 15, 2008 for the President and for the Chief Scientific Officer, $66,883 and $923, respectively, of these amounts were deferred, and will be paid in the form of restricted stock that will be subject to future performance based vesting.

Narrative to Summary Compensation Table

Employment Contracts and Termination of Employment Arrangements

The Company has no employment contracts in place with any Named Executive Officer. The Company has no compensatory plan or arrangement with respect to any Named Executive Officer where such plan or arrangement will result in payments to such Named Executive Officer upon or following his resignation, or other termination of employment with the Company and its subsidiaries, or as a result of a change-in-control of the Company or a change in the Named Executive Officers' responsibilities following a change-in-control.

Outstanding Equity Awards At Fiscal Year-End

The following table shows grants of options outstanding on June 30, 2008, the last day of the Company's fiscal year, to each of the Named Executive Officers named in the Summary Compensation Table.

Outstanding Equity Awards at Fiscal Year-End Table for the Fiscal Year Ended June 30, 2008
Option awards

Name (a)	Number of securities underlying unexercised options (#) exercisable (b)	Number of securities underlying unexercised options (#) unexercisable (c)	Option exercise price ($) (e)	Option expiration date (f)

Richard E. Forkey	280,200	93,400 (1)	$0.55	5/9/2016
	373,600	-0-	$0.55	6/13/2015
Joseph N. Forkey	15,000	-0-	$0.55	9/25/2013
	210,150	70,050 (1)	$0.55	5/9/2016
	560,400	-0-	$0.55	6/13/2015
Richard G. Cyr	155,000	100,000 (2)	$0.55	5/9/2016

(1)
These options will become exercisable on May 9, 2009.

(2)
These options will become exercisable in equal installments on May 9, 2009, May 9, 2010 and May 9, 2011.

Narrative to Outstanding Equity Award Table

Option Grants in Last Fiscal Year

There were no individual grants of stock options made by the Company during the fiscal year ended June 30, 2008 to its Named Executive Officers.

Long Term Incentive Plans; Awards in Last Fiscal Year

The Company made no awards under any long-term incentive plan in the fiscal year ended June 30, 2008.

Profit Sharing and 401(k) Plan

The Company has a defined contribution 401(k) profit sharing plan. Employer profit sharing and matching contributions to the plan are discretionary. No employer profit sharing contributions were made to the plan in fiscal years 2008 and 2007. Employer matching contributions to the plan amounted to $17,473 and $42,325 for fiscal years 2008 and 2007, respectively.

Director Compensation

The following table sets forth all compensation paid to non-executive and non-employee directors during the fiscal year ended June 30, 2008:

Director Compensation Table for the Fiscal Year Ended June 30, 2008

Name (a)	Fees earned or paid in cash ($) (b)		Stock awards ($) (c)	Option awards ($) (d)		Non-equity incentive plan compensation ($) (e)	Non-qualified deferred compensation earnings ($) (f)	All other compensation ($) (g)		Total ($) (h)

Joel R. Pitlor	$4,500	(1)	-0-	$2,852	(3)(5)	-0-	-0-	$60,000	(4)	$67,352
Donald A. Major	$11,750	(1)(2)	-0-	$2,852	(3)(6)	-0-	-0-	-0-		$14,602
Richard B. Miles	$4,750	(1)	-0-	$2,852	(3)(7)	-0-	-0-	-0-		$7,602

(1)
The Company pays each director who is not also an employee of the Company $250 per Board or committee meeting that the director attends and reimburses the director for travel expenses.

(2)
For his service to the Company, in his capacity as Chair of the Audit Committee, Mr. Major receives compensation of $500 per month, which is in addition to the standard compensation received by all members of the Board of Directors for their services.

(3)
Each of Messrs. Major, Miles and Pitlor, were issued 10,000 stock options of the Company's Common Stock at the Company's annual meeting in November 2007, immediately exercisable at a price per share of $0.31, which was the closing price of the Company's Common Stock on the OTCBB on the date of grant. These options will remain exercisable following a director's departure from service and expire on November 27, 2017. The amounts shown reflect the dollar amounts computed for financial statement reporting purposes for fiscal 2008 in accordance with the requirements of SFAS 123(R), excluding an estimate of forfeitures. Refer to Note 4, "Stockholders' Equity—Stock Options," in the Notes to the Consolidated Financial Statements included in the Company's Annual Report on Form 10-K filed on September 26, 2008 for the relevant assumptions used to determine the valuation of option awards.

(4)
Mr. Pitlor is paid $60,000 per year, or $5,000 per month, for his services as a consultant to the Company. $25,000 of this amount has been deferred, and Mr. Pitlor has agreed that such fees may be paid in the form of the Company's restricted stock.

(5)
As of June 30, 2008, Mr. Pitlor held a total of 39,378 options to purchase the Company's Common Stock.

(6)
As of June 30, 2008, Mr. Major held a total of 40,000 options to purchase the Company's Common Stock.

(7)
As of June 30, 2008, Mr. Miles held a total of 30,000 options to purchase the Company's Common Stock.

2006 Equity Incentive Plan

On November 28, 2006, the stockholders of the Company approved the Company's 2006 Equity Incentive Plan, referred to as the 2006 Incentive Plan, which succeeds the Company's Amended and Restated 1997 Equity Incentive Plan, referred to as the 1997 Incentive Plan. No further awards have been or will be granted under the 1997 Incentive Plan. The Company's Board of Directors had previously approved the 2006 Incentive Plan, subject to the approval of the stockholders. The 2006 Incentive Plan allows for the grant of stock options to selected employees, directors and other persons who provide services to the Company or its affiliates.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the Company's Common Stock owned as of the close of business on October 1, 2008 by the following persons: (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors and nominees for director who beneficially owns the Company's or its subsidiaries' Common Stock, (iii) each of the Company's Named Executive Officers who beneficially own the Company's or its subsidiaries' Common Stock and (iv) all executive officers and directors, as a group, who beneficially own the Company's or its subsidiaries' Common Stock. The information on beneficial ownership in the table and footnotes thereto is based upon data furnished to the Company by, or on behalf of, the persons listed in the table.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
AIGH Investment Partners, LLC 6006 Berkeley Avenue, Baltimore, MD 21209	4,755,200(3)	18.7%
Austin W. Marxe and David M. Greenhouse c/o Special Situations Funds 527 Madison Avenue, Suite 2600, New York, NY 10022	21,528,149(4)	58.0%
Arnold Schumsky 145 East 27th Street New York, New York 10016	1,800,490(5)	6.8%
Directors and Named Executive Officers
Joseph N. Forkey* c/o Precision Optics Corporation, Inc. 22 East Broadway, Gardner, MA 01440	1,190,020(6)	4.5%
Richard E. Forkey* c/o Precision Optics Corporation, Inc. 22 East Broadway, Gardner, MA 01440	1,230,698(7)	4.7%
Donald A. Major* c/o Precision Optics Corporation, Inc. 22 East Broadway, Gardner, MA 01440	140,000(8)	**
Richard Miles* c/o Precision Optics Corporation, Inc. 22 East Broadway, Gardner, MA 01440	130,000(9)	**
Joel R. Pitlor* 237 Moody Street, Waltham, MA 02453	4,708,954(10)	17.5%
Richard G. Cyr c/o Precision Optics Corporation, Inc. 22 East Broadway, Gardner, MA 01440	155,000(11)	**
All executive officers and directors as a group, including those named above (6 persons)	7,414,229(12)	25.5%

*
Director

**
The percentage of shares beneficially owned by such person does not exceed one percent of the Company's Common Stock.

(1)
Represents shares with respect to which each beneficial owner listed has or will have, upon acquisition of such shares upon exercise or conversion of options, warrants, conversion privileges or other rights exercisable within sixty days, sole voting and investment power.

(2)
As of October 1, 2008, the Company had 25,458,212 shares of its Common Stock issued and outstanding. Percentages are calculated on the basis of the amount of issued and outstanding Common Stock plus, for each person or group, any securities that such person or group has the right to acquire within sixty days pursuant to options, warrants, conversion privileges or other rights.

(3)
Holdings as of April 13, 2006, as reported on Schedule 13D filed with the SEC on May 3, 2006 by Orin Hirschman.

(4)
Holdings as of February 28, 2007 as reported on Schedule 13D filed with the SEC on March 12, 2007 by Messrs. Marxe and Greenhouse. Represents (i) 27,415 shares of Common Stock owned of record by Special Situations Cayman Fund, L.P. ("SSCF"), (ii) 104,522 shares of Common Stock owned of record by Special Situations Fund III, L.P. ("SSF III"), (iii) 5,192,456 shares of Common Stock owned of record by Special Situations Fund III QP, L.P. ("SSF III QP"), (iv) 5,820,631 shares that may be acquired under an outstanding warrant held by SSF III QP, which is immediately exercisable, (v) 4,000,000 shares of Common Stock owned of record by Special Situations Private Equity Fund, L.P. ("SSPEF"), (vi) 5,820,631 shares that may be acquired under an outstanding warrant held by SSPEF, which is immediately exercisable, and (vii) 557,490 shares of Common Stock owned by Special Situations Technology Fund II, L.P. ("SSTF II"). SSCF, SSF III, SSF III QP, SSPEF and SSTF II are affiliated funds. MGP is the general partner of the SSF III QP and the general partner of and investment adviser to SSF III. AWM is the general partner of MGP, the general partner of and investment adviser to SSFCF and the investment adviser to SSF III QP, SSCF, SSFTF II and SSPEF. Messrs. Marxe and Greenhouse are the principal owners of MGP and AWM. Through their control of MGP and AWM, Messrs. Marxe and Greenhouse share voting and investment control over the portfolio securities of each of the funds listed above. Also includes 5,004 shares that may be acquired by Mr. Marxe within sixty days upon the exercise of outstanding stock options.

(5)
Includes 873,095 shares that may be acquired upon exercise of an outstanding warrant, which is immediately exercisable.

(6)
Represents 1,177,830 shares which may be acquired within sixty days upon the exercise of outstanding stock options and 12,190 shares owned by Dr. Forkey and his wife, Heather C. Forkey, with whom he shares voting and investment power.

(7)
Includes 915,320 shares which may be acquired within sixty days upon the exercise of outstanding stock options.

(8)
Includes 40,000 shares which may be acquired within sixty days upon the exercise of outstanding stock options.

(9)
Includes 30,000 shares which may be acquired within sixty days upon the exercise of outstanding stock options.

(10)
Includes 39,378 shares which may be acquired within sixty days upon the exercise of outstanding stock options, and 1,455,157 shares that may be acquired upon exercise of an outstanding warrant, which is immediately exercisable.

(11)
Represents 155,000 shares which may be acquired within sixty days upon the exercise of outstanding stock options.

(12)
Includes 2,202,528 shares which may be acquired within sixty days upon the exercise of outstanding stock options and 1,455,157 shares that may be acquired upon exercise of an outstanding warrant, which is immediately exercisable.

 INDEPENDENT PUBLIC ACCOUNTANTS

Dismissal of Vitale, Caturano & Company, Ltd. and appointment of Stowe and Degan

On April 15, 2008, and pursuant to a recommendation from its Audit Committee, the Company's Board of Directors dismissed Vitale, Caturano & Company, Ltd., referred to herein as Vitale, as the independent registered public accountants for the Company.

The audit reports of Vitale on the Company's consolidated financial statements as of and for the years ended June 30, 2006 and 2007 contained no adverse opinion or disclaimer of opinion, nor were such reports modified as to uncertainty, audit scope, or accounting principles except for a modification for a going concern uncertainty.

In connection with the audits of the two fiscal years ended June 30, 2007, and the subsequent interim periods through April 15, 2008, there were no disagreements with Vitale on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Vitale, would have caused Vitale to make reference to the subject matter of the disagreements in their opinions. There were no "reportable events" during the fiscal years ended June 30, 2006 and 2007 or the subsequent interim periods through April 15, 2008, except for a material weakness in internal control over the Company's accounting for stock-based compensation identified by Vitale, which the Company initially reported in "Item 3. Controls and Procedures," of its Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006. The Audit Committee discussed such material weakness with Vitale. The Company has authorized Vitale Caturano to respond fully to any inquiries by its newly-appointed independent registered public accountant, Stowe & Degon, referred to herein as Stowe, regarding such material weakness.

On April 15, 2008, the Audit Committee recommended and the Board of Directors approved the engagement of Stowe as the Company's independent accountants for the quarter ended March 31, 2008 and for the fiscal year ending June 30, 2008, effective upon the final execution of an engagement letter. The Company's management and the members of the Audit Committee of the Company's Board of Directors believed that the engagement of Stowe would permit the Company to obtain similar audit services at a lower cost to the Company.

During the two most recent fiscal years and through April 15, 2008, the Company did not consult with Stowe regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matter that was either the subject of disagreement or identified in response to Item 304(a)(1)(iv) of Regulation S-K, including the material weakness identified above.

Independent Registered Public Accounting Firm Fees

Our principal and only independent registered public accountant for the fiscal year ending June 30, 2009 is Stowe. The following table presents fees for professional audit services and other services rendered by

Stowe and Vitale for the fiscal year ended June 30, 2008 and by Vitale for the fiscal year ended June 30, 2007:

	2008	2007
Audit Fees(1)	$88,265	$111,288
Audit-Related Fees(2)	—	—

Total Audit and Audit-Related Fees	88,265	111,288
Tax Fees(3)	7,500	9,500
All Other Fees(4)	—	—

Total Fees	$95,765	$120,788

(1)
Audit fees for fiscal 2007 are comprised of: (i) fees for professional services performed by Vitale for the audit of the Company's annual financial statements and review of the Company's quarterly financial statements of $96,288, including direct out-of-pocket expenses in the amount of $2,658 and (ii) fees for attestation services performed by Vitale in connection with the filing of the Company's registration statement on Form SB-2 of $15,000.

  Audit fees for fiscal 2008 are comprised of fees for professional services performed for the audit of the Company's annual financial statements (Stowe) and review of the Company's quarterly financial statements (Stowe and Vitale) of $88,265, including direct out-of-pocket expenses in the amount of $1,078.

(2)
Audit-related fees are comprised of fees for assurance and related attestation services that are reasonably related to the performance of the audit of the Company's annual financial statements or the review thereof and fees for due diligence services.

(3)
Tax fees for fiscal 2008 and 2007 by Stowe and Vitale, respectively, are comprised of fees for professional services performed with respect to corporate tax compliance, tax planning and tax advice.

(4)
The Company did not incur any other fees during fiscal 2008 or 2007 for products and services provided by Stowe or Vitale other than those disclosed above.

Annual Meeting

We expect that representatives from Stowe will be present at the 2008 Annual Meeting of Stockholders and will be available to respond to appropriate questions and have the opportunity to make a statement if they desire.

Audit Committee Pre-Approval Policies

The Audit Committee has established pre-approval policies and procedures that would prohibit engagement of accountants to render audit or non-audit services without prior approval of the Audit Committee. As a result, all engagements of the independent auditors to render any services, whether they would be deemed audit or non-audit services, require pre-approval of the Audit Committee. No audit, review or attest services were approved in accordance with Section 2-01(c)(7)(i)(C) of Regulation S-X during the fiscal year ended June 30, 2008.

 AUDIT COMMITTEE REPORT

The Audit Committee is composed of Messrs. Major and Miles, each of whom is "independent" as defined in Rule 4200(a)(15) of the Nasdaq Marketplace Rules. The Board of Directors has adopted a written charter for the Audit Committee, which was filed with the Company's proxy statement on Schedule 14A for the 2006 Annual Meeting of Stockholders.

The Audit Committee has submitted the following report:

The Audit Committee has reviewed and discussed with management the audited consolidated financial statements for the fiscal year ended June 30, 2008, and has discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Audit Committee various matters, including, if applicable: (1) methods used to account for certain unusual transactions; (2) the effect of certain accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating certain accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosures to, and to discuss with, the Audit Committee, various matters relating to the auditor's independence), has discussed with the accountants their independence and has considered whether the provision of non-audit services by the accountants is compatible with maintaining that independence. Based on the foregoing and further review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2008 for filing with the Securities and Exchange Commission.

Donald A. Major
Richard Miles

October 2008

 CORPORATE CODE OF ETHICS AND CONDUCT

The Company's Board of Directors has adopted a Corporate Code of Ethics and Conduct applicable to all of its employees, officers and directors. The Code was filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended June 30, 2008.

STOCKHOLDER COMMUNICATIONS

Stockholders may send communications to the Board of Directors or to specified directors by mailing such communications to the Clerk of the Company at 22 East Broadway, Gardner, Massachusetts 01440. All such correspondence should identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or only specified directors. Any stockholder communication sent to the Board of Directors will be forwarded to the Board without screening.

STOCKHOLDER PROPOSALS

Stockholders may present proposals for inclusion in the 2009 proxy statement and form of proxy relating to that meeting provided they are received by the Clerk of the Company no later than July 8, 2009 and are otherwise in compliance with applicable Securities and Exchange Commission regulations.

If a stockholder who wishes to present a proposal at the Company's 2009 annual meeting that will not be included in the Company's proxy statement for such annual meeting fails to notify the Company of his or her desire to do so by September 21, 2009, then the proxies that the Board of Directors solicits for the 2009 annual meeting will include discretionary authority to vote on the stockholder's proposal, if such proposal is properly brought before the meeting.

 APPENDIX A

FORM OF REVERSE STOCK SPLIT AMENDMENT

That, the Corporation's Articles of Organization, as amended, be further amended by inserting the following in Article III:

"Upon the filing of these Articles of Amendment with the Massachusetts Secretary of the Commonwealth (the "Effective Time"), each                          (                        ) issued and outstanding shares of authorized Common Stock of the Corporation, $0.01 par value per share, shall be reclassified and combined into one (1) share of Common Stock. There shall be no fractional shares issued. Each resulting fractional share shall be rounded up to a whole share. The total number of authorized shares of Common Stock immediately after the Effective Time shall continue to be 50,000,000."

A-1

EXHIBIT A

PRECISION OPTICS CORPORATION, INC.
22 EAST BROADWAY GARDNER, MA 01440-3338

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	PROPT1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRECISION OPTICS CORPORATION, INC.

Vote on Directors

Election of two Class III Directors. The nominees for the Board of Directors to serve for a three-year term as Class III Directors:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number of the nominee on the line below.

Nominees:	1) Joseph N. Forkey	☐	☐	☐

2) Richard Miles

Vote on Proposal Number 1	For	Against	Abstain

To consider and approve an amendment to the Company’s Articles of Organization, as amended, to be filed at the discretion of the Board of Directors, to effect a reverse stock split, as more fully described in the Proxy Statement.

	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.	☐

Please sign this proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PRECISION OPTICS CORPORATION, INC.

Dear Stockholder,

Please take note of the important information enclosed with this proxy card. The proposals which are discussed in detail in the enclosed proxy materials require your immediate attention.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares should be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage-paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders on November 25, 2008.

Thank you in advance for your prompt consideration of these matters.

Very truly yours,

Precision Optics Corporation, Inc.

PRECISION OPTICS CORPORATION, INC.

COMMON STOCK PROXY

The undersigned, revoking any previous instructions, hereby acknowledges receipt of the Notice and Proxy Statement dated October 31, 2008. In connection with the Annual Meeting mentioned below, the undersigned hereby appoints Richard E. Forkey and Jack P. Dreimiller as attorneys of the undersigned each with power to act alone and with full power of substitution, to act and to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Precision Optics Corporation, Inc. to be held on November 25, 2008 at 10:00 A.M. at the Colonial Hotel, 625 Betty Spring Road, Gardner, Massachusetts, 01440, and at any adjournments or postponements thereof, upon the matters set forth in the proxy statement for such Annual Meeting. The foregoing attorneys are authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

This proxy is solicited by the Board of Directors. When this proxy is properly executed, the shares represented hereby will be voted as specified by the Stockholder(s). If no direction is given, the shares will be voted FOR the amendment to the Articles of Organization described in Proposal Number 1 and FOR the election of the Class III director nominees as described in Proposal Number 2.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears on the books of Precision Optics Corporation, Inc. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Address
Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

QuickLinks

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL 1: REVERSE STOCK SPLIT
PROPOSAL NUMBER 2: ELECTION OF DIRECTORS
EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE AND DIRECTOR COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
INDEPENDENT PUBLIC ACCOUNTANTS
AUDIT COMMITTEE REPORT
CORPORATE CODE OF ETHICS AND CONDUCT
STOCKHOLDER COMMUNICATIONS
STOCKHOLDER PROPOSALS
APPENDIX A FORM OF REVERSE STOCK SPLIT AMENDMENT